Exhibit 10.3

                         NETWORK USER LICENSE AGREEMENT
                                     between
                          THE NASDAQ STOCK MARKET, INC.
                                       and
                               ORACLE CORPORATION

This Network User License Agreement ("User Agreement") shall be governed by the terms of the Software License and Services Agreement between The Nasdaq Stock Market, Inc. ("Client") and Oracle Corporation ("Oracle") effective November 30, 1993 (the "Agreement") and the terms set forth below.

1.       PROGRAMS AND DEFINITIONS

1.1      LICENSED PROGRAMS

         1.1.1 "Licensed Programs" means the Programs in the Program Set(s) that are currently available in production release as of the Effective Date for use on the corresponding Hardware and as specified in the License Type.


                  Program Set A:                     Hardware

                  Programs                  (Computer/Operating System)         License Type
                  Oracle7                   Sequent Dynix/ PTX                  Deployment
                  procedural option         Unisys Dynix/ PTX
                  distributed option        Sun 4/ Solaris
                  parallel server option    Sun 4/ Sun OS
                  SQL*Net                   SCO/ Unix
                  SQL*Net TCP/IP            Macintosh/ Mac OS
                  SQL*Plus                  PC Compatible/ Netware
                                            PC Compatible/ OS/2
                                            PC Compatible/ MS DOS

                  Program Set B:            Hardware
                  Programs                  (Computer/Operating System)         License Type
                  Oracle 7                  Sequent Dynix/ PTX                  Full-use
                  procedural option         Unisys Dynix/ PTX
                  distributed option        Sun 4/ Solaris
                  parallel server option    Sun 4/ Sun OS
                  SQL*Net                   SCO/Unix
                  SQL*Net TCP/IP            Macintosh/ Mac OS
                  CDE Tools bundle          PC Compatible/ OS/2
                  (SQL*Forms/Menu,          PC Compatible/ MS DOS
                  SQL*Plus,                 PC Compatible/ MS WINDOWS
                  SQL*Reportwriter)
                  Pro*C

         The "Hardware" shall be defined as the Computer/Operating System combinations listed above that are owned, leased to, or under the sole control of Client or an Agent at a location where the Licensed Programs are installed and used in accordance with Paragraph 1.8 C. of the Agreement.

1.1.2 During the User Agreement Term, Client may add Computer/Operating System combinations, except those for massively parallel processors, ("Additional Hardware") to the Hardware specified above on the following Program Set at no additional charge, provided: (i) the Licensed Programs are available in production release status on the Additional Hardware at the time Client elects to add the Additional Hardware; and (ii) Client has continuously maintained Technical Support for the Licensed Programs.

         Program Set                              Number of Additional Hardware
         ----------------------------------------------------------------------
         Program Set A                                        10
         Program Set B                                        10

         Oracle shall ship to the Client Location five (5) master copies of the Licensed Programs for each Additional Hardware added. These Licensed Programs may only be copied and installed in accordance with Section 4 of this User Agreement.

         Client acknowledges that the Licensed Programs for use on the Additional Hardware specified above may not be currently available and may not become available during the User Agreement Term. Client agrees that it has not relied on the availability of such Licensed Programs in executing this User Agreement and further agrees that the availability of such Licensed Programs will not affect Client's payment obligations under Section 2 below. Oracle is under no obligation and does not imply that it will make available any Programs or Program/Hardware combinations that are not currently available.

1.1.3 During the User Agreement Term after Client has added all Additional Hardware allowed under Section 1.1.2 above, Client may exchange a Computer/Operating System listed in the Hardware or added to the Hardware under Section 1.1.2 above ("Prior Hardware") for a Computer/Operating System (except those for massively parallel processors) ("New Hardware"), at no charge provided that Client is under Technical Support services for the Licensed Programs on the Prior Hardware at the time the transfer is ordered.

         Oracle shall ship to the Client Location five (5) master copies of the Licensed Programs for each New Hardware added. These Licensed Programs may only be copied and installed in accordance with Section 4 of this User Agreement.

         Client acknowledges that the Licensed Programs for use on the New Hardware specified above may not be currently available and may not become available during the User Agreement Term. Client agrees that it has not relied on the availability of such Licensed Programs in executing this User Agreement and further agrees that the availability of such Licensed Programs will not affect Client's payment obligations under Section 2 below. Oracle is under no obligation and does not imply that it will make available any Programs or Program/Hardware combinations that are not currently available.

1.1.4 During the User Agreement Term, for each of the Current Programs specified below which have already been licensed to Client under this User Agreement the no charge technical support Update for each shall be made available to Client on the applicable Hardware and for the applicable License Type when and if such Programs are made available in production release; provided Client is under contract with Oracle to receive Technical Support for each of the current Programs specified below at the time the applicable technical support Update for each is released:

         Current Programs           Update           License Type

         SQL*Forms/SQL*Menu         Oracle Forms     Full-use
         SQL*ReportWriter           Oracle Reports

1.2      LICENSE TYPE

         "Full Use Programs" are defined as an unaltered version of the Licensed Programs with all functions intact.

         "Deployment Programs" are limited to use solely in conjunction with and in support of a Client Entity's business Application(s) ("Client Application(s)") and as restricted below. The combination of the Deployment Programs and a Client Application shall be defined as the Application Package.

         a. The Application Package under Client Application control may be used to create new tables or alter tables only to the extent necessary to implement the Application Package's functions. The Application Package may not allow use of the Deployment Programs' Create or Alter commands or any other command that would allow the User to create tables or alter tables outside the scope of those necessary for the operation of the Client Application(s).

         b. The Application Package may not allow use of the Deployment Programs' SQL*Forms modules or any other functionality that would enable modification of forms created by the Application Package or generation of new forms.

         c. The Application Package may not allow use of the Deployment Programs outside the scope of the Application Package, or to be used to create any new application programs, or expand the functionality of the Application Package, or for any general database management.

1.3      USER

A. For Program Set A, one "Concurrent User" is defined as one individual employed by Client, an Entity Employee, Agent Individual, or Subscriber Designee who may use the Programs under Paragraph 1.8 of the Agreement, or one individual authorized by a Sublicensee in accordance with Exhibit A to this User Agreement to access one or more Oracle instances online within Client or a Client Entity at the same point in time from the same device. Each additional process (e.g., a report, update, or query requested through an application program, or batch process) shall also be counted as a Concurrent User.

         If multiplexing software or hardware (which is software or hardware whose primary purpose is to reduce the number of Concurrent Users directly connected to an Oracle instance, e.g. a TP monitor) is used, then the number of Concurrent Users shall be measured as the number of distinct inputs to the multiplexing front-end. Otherwise, the number of Concurrent Users shall be measured as the number of unique connections to the same Oracle instance.

B. For Program Set B, "Concurrent User(s)" is defined as each session connected to the database by individuals employed by Client (or an Entity Employee, Agent Individual, or Subscriber Designee who may use the Programs under Paragraph 1.8 of the Agreement) on the specified Computer at the same point in time. This includes all batch processes and on-line users. If multiplexing software or hardware (e.g. a TP monitor) is used to reduce the number of sessions directly connected to the database, the number of Concurrent Users must be measured as the number of distinct inputs to the multiplexing front-end.

C. The maximum number of Concurrent Users of the Program Sets on the Hardware shall be as follows:

         Program Set                Number of Concurrent Users
         Program Set A              2,250 Concurrent Users
         Program Set B              48 Concurrent Users

         All references to User in this User Agreement shall mean Concurrent
         User.

1.3.1 During the User Agreement Term, Client shall have the option to increase the number of Concurrent Users of the Licensed Programs in Program Sets A and B for use on the relevant Hardware in additional User Increments (with a minimum of one User Increment per order) as specified below:


                           Number of
                           Concurrent        Maximum Number of
                           Users per         User Increments Client may      Additional Fee
         Program Set       User Increment    Acquire under this Option       per User Increment

         Program Set A     ***** *                    *****
                           *****                      *****
                           *****                      *****
                           *****                      *****
         Program Set B     *****                      *****


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* *****Confidential Treatment has been requested for the redacted portions.
The confidential redacted portions have been filed with the Securities and Exchange Commission.


         Orders placed against this option must be sequential (i.e. For a purchase of 1200 additional Concurrent Users for Program Set A, Client would pay (i) ***** per 100 Concurrent Users for the first 500 Concurrent Users, (ii) ***** per 100 Concurrent Users for the second 500 Concurrent Users, and (iii) ***** per 100 Concurrent Users for the next 200 Concurrent Users). The total number of additional Concurrent Users is not reset to zero after each purchase (i.e. If Client chose to purchase another 700 Concurrent Users for Program Set A after the above mentioned 1200 Concurrent User purchase, Client would pay (i) ***** per 100 Concurrent Users for the first 300 Concurrent Users and (ii) ***** per 100 Concurrent Users for the next 400 Concurrent Users). For each order, applicable sales tax will be added to the Additional Fee. All applicable fees shall be due and payable on the date that Client notifies Oracle in writing of its exercise of this option. Upon election, this payment obligation is noncancelable, and the sum paid is nonrefundable, except as provided in the Agreement. At the time of each order , Client may obtain Standard Technical Support services from Oracle as set forth in Section 6.2 below at the following fees:

                  Technical Support Fee as a Percentage of the
                       Additional Fee per Concurrent User
         Year of
         User Agreement Term                Increment ordered

                  First Year                   *****
                  Second Year                  *****
                  Third Year                   *****
                  Fourth Year                  *****

1.4      USER AGREEMENT TERM

         The "User Agreement Term" shall be from the Effective Date to December 31, 1998.


1.5      TERRITORY

         The "Territory" shall be defined as the Client Entities facilities in the United States. The "Territory" from which a Subscriber Designee may access a Program, in accordance with Paragraph 1.8 of the Agreement, shall be worldwide except for the countries and nationals thereof excluded in this Section 1.5. During the User Agreement Term, Client may request from Oracle written permission to add additional countries to the Territory, which permission shall not be unreasonably withheld. Such additional countries shall exclude the following countries and nationals thereof: Afghanistan, People's Republic of China, Laos, Latvia, Lithuania, Mongolia, Romania, Libya, Hungary, Poland, Albania, Bulgaria, Czechoslovakia, Estonia, the geographic area formerly comprising the Union of Soviet Socialist Republics, Cuba, Cambodia, North Korea, Vietnam, South Africa (Military and Police), Iran, Iraq, Syria, Haiti, Montenegro, Serbia and any other country or entity to which the United States Department of Commerce or other United States government agency prohibits shipment. Client shall have the right to request from Oracle written permission to install the Licensed Programs in such countries and/or have Users in such countries upon Oracle's prior written consent, which shall not be unreasonably withheld. Client acknowledges that the Program(s) are subject to export controls imposed on Oracle and Client by the U.S. Export Administration Act of 1979, as amended (the "Act"), and the regulations promulgated thereunder (the Act and the regulations shall be referred to collectively as the "DOC Regulations"). Client certifies that neither the Program(s) nor any direct product thereof are intended to be used for any purposes prohibited by the DOC Regulations, including, without limitation, nuclear, chemical, or biological weapons proliferation. Further, Client shall not transfer the Program(s) outside of the Territory for which Client has rights under this User Agreement. Client agrees to comply fully with all relevant regulations of the United States Departments of Commerce, Treasury, and State, and all other U.S. governmental agencies to assure the Program(s) are not exported in violation of U.S. governmental agency regulations. The obligations under this Section shall survive the expiration of this User Agreement. Upon Oracle's reasonable request, Client shall make records available to Oracle to allow Oracle to confirm compliance with Client's obligations as set forth under this Section.

1.6      CLIENT

         For purposes of this User Agreement, the term "Client" means Client and Client Entities, as defined in the Agreement, and located in the United States as of the Effective Date. If the Territory is expanded pursuant to Section 1.5 to include other countries, "Client" shall be further defined to include additional Client Entities as provided in the Agreement located in the additional countries.


2.       FEES AND PAYMENTS

         The license fee for this User Agreement shall be ***** * Client shall be granted the one-time only right to apply ***** in license fees previously paid to Oracle, which are associated with the termination of Client's Program licenses under Customer Support Identification (CSI) number ***** as a credit toward such User Agreement license fees. Client's Program licenses under CSI numbers ***** shall also be terminated. Therefore, Client's total license fee payment obligation under this User Agreement shall be ***** This fee shall be due and payable in two installments the first installment of ***** shall be due and payable within ***** days of the Effective Date and the second installment of ***** shall be due and payable on November 29, 1994. This payment obligation is noncancelable and the sum paid is nonrefundable, except as provided in the Agreement. The pricing specified herein is specific to this User Agreement and the fees contained herein may not be reduced by any existing credits or any other discounts. Except as specified under Section 1.3.1 above, licenses for any additional Users, Programs, Hardware, or Operating Systems that are acquired under the Agreement shall be at terms and fees as determined when such additional licenses are acquired. Applicable sales tax shall be charged to Client based on the point of delivery of the master copy and paid under the terms of the Agreement. Client is responsible for payment of any use tax or other tax arising from use of the Licensed Programs in any other Location.


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* *****Confidential Treatment has been requested for the redacted portions.
The confidential redacted portions have been filed with the Securities and Exchange Commission.


3.       LICENSE GRANT

         In consideration for the payment specified in Section 2 above, Oracle grants to Client a non-exclusive, non-transferable license to use the Licensed Programs for the applicable License Type on the applicable Hardware, as specified in Sections 1.1.1, 1.1.2, and 1.1.3 in the Territory under the terms of the Agreement, for up to the maximum number of Concurrent Users specified in Section 1.3 C. above as increased, if at all, for additional fees under Section 1.3.1 above.

         During the User Agreement Term, Client shall be permitted to reconfigure its Computers and its use of the Licensed Programs provided that (i) Client does not install the Licensed Programs outside the Territory; (ii) the Licensed Programs are installed only on the Hardware as listed in Section 1.1.1. plus Additional Hardware and New Hardware added, if any, under Sections 1.1.2 and 1.1.3 ("Total Hardware"); and (iii) the total number of Concurrent Users specified in
         Section 1.3 C. plus Concurrent Users added, if any, under Section 1.3.1 ("Total Concurrent Users") who may access the Licensed Programs installed on the Total Hardware does not exceed the Total Concurrent Users. Upon expiration of the User Agreement Term, the Licensed Programs on the Computers comprising the Hardware shall be fixed in accordance with Section 4 below.

4.       DELIVERY AND INSTALLATION

         Oracle shall deliver to Client ***** copies of the software media and ***** sets of documentation ("master copy") for each Licensed Program for use on the applicable Hardware to the following Client location:
         9513 Key West Avenue, Rockville, Maryland 20850 ("Client Location"). Client shall be responsible for copying the software media and installing the Licensed Programs. Unless otherwise specified herein, Client shall acquire no right to copy documentation. The Acceptance Period for each of the Licensed Programs shall commence on delivery of the master copy of the Licensed Programs, and all subsequent copies shall be deemed accepted upon acceptance of the master copy. Upon expiration of the User Agreement Term, the Concurrent Users, server Computers, and types of Computer/Operating Systems shall be fixed for the Territory as follows: (1) the number of Concurrent Users for the Licensed Programs within each Program Set shall be fixed at the total number of Concurrent Users acquired for the Program Set under Sections
         1.3 C. and 1.3.1 above; (2) the types of Computer/Operating Systems shall be fixed to the Hardware types acquired under Sections 1.1.1, 1.1.2, and 1.1.3 above ("Total Hardware"); and (3) the number and make/model of server Computers shall be fixed at the number of server Computers upon which the Licensed Programs are installed as of the expiration of the User Agreement Term ("Installed Servers") plus an additional number of server Computers, within the Total Hardware, equal to ***** * of the Installed Servers ("Uninstalled Servers") upon which the Licensed Programs may be installed after the User Agreement Term. The number of personal computers will not be fixed. Upon fixing of the Licensed Programs on the Computers, the Program licenses shall be perpetual subject to the terms of the Agreement. Thereafter, unless this User Agreement is extended or modified, Program licenses for use on additional Computers or licenses for additional Users shall be acquired separately.

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* *****Confidential Treatment has been requested for the redacted portions.
The confidential redacted portions have been filed with the Securities and Exchange Commission.


       During the User Agreement Term, Client may order Oracle documentation for the Licensed Programs at Oracle's standard fees in effect when each order is placed less the Discount Percentage corresponding to the List Price of Documentation for a single order.

         List Price of Documentation        Discount Percentage
         ------------------------------------------------------
         (Single Order)
         $1,000 - $1,999                             ***** *
         $2,000 - $3,999                             *****
         $4,000 - $5,999                             *****
         $6,000 and over                             *****

5.       REPORTING

         On each anniversary of the Effective Date, Client shall notify Oracle in writing of: (i) the number of personal computers and the location, models and serial numbers of all server Computers on which the Licensed Programs are installed; (ii) the Computer/Operating Systems on which the Licensed Programs are installed; and (iii) the number of users using each Program Set. When reporting, ordering or communicating with Oracle under this User Agreement, Client shall reference: (a) this User Agreement (include Effective Date); and (b) the contract number and Effective Date of the Agreement.

6.       TECHNICAL SUPPORT

6.1 Until November 30, 1994 ("First Support Year"), Client shall receive Standard Technical Support services for all Licensed Programs licensed under this User Agreement (except for additional Concurrent Users acquired under Section 1.3.1 above and additional Programs acquired under Section 9 below) payable in advance for an annual Technical Support fee of ***** . For the remaining years of the User Agreement Term, provided Client has continuously maintained Technical Support services, Client may acquire Standard Technical Support services for all Licensed Programs licensed under this User Agreement (except for additional Concurrent Users acquired under Section 1.3.1 above and additional Programs acquired under Section 9 below) payable in advance in annual installments as specified below. After the User Agreement Term, Client may obtain annual Technical Support services from Oracle under Oracle's Technical Support fees and policies in effect when such services are ordered, but in any event in accordance with the Agreement.

                  Support Year              Technical Support Fee
                  -----------------------------------------------
                  Second Year                        ***** *
                  Third Year                         *****
                  Fourth Year                        *****

6.2 Client shall designate and provide to Oracle the name of one (1) Client employee who shall serve as an on-site technical contact ("Technical Contact") to act as the sole liaison between Client and Oracle for the Technical Support services provided under this User Agreement. Client shall also provide the names of two (2) employees who shall serve as backups to the Technical Contact. Notwithstanding the foregoing, Client may designate up to an additional fifty (50) individuals authorized by Client to use the Telephone Assistance portion of Technical Support services. Client shall notify Oracle whenever the designated Technical Contact responsibilities are transferred to another employee. For any Technical Support updates to the Licensed Programs provided during the User Agreement Term, Oracle shall ship to the Client Location five (5) Technical Support update copies for each Hardware type. Client shall be responsible for copying and installing the updates on the Computers for which the Licensed Programs are licensed.

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* *****Confidential Treatment has been requested for the redacted portions.
The confidential redacted portions have been filed with the Securities and Exchange Commission.


7.       VERIFICATION

         Oracle may, at its expense, audit the number of copies of the Licensed Programs in use by Client, the Computers on which the Licensed Programs are installed, and the number of users using the Licensed Programs. Any such audit shall be scheduled in advance and shall be conducted during hours agreed upon by the parties, at Client's facilities and shall not interfere unreasonably with Client's business activities. If an audit reveals that Client has underpaid fees to Oracle, Client shall be invoiced for the underpaid fees based on the Price List in effect when the audit is completed. Audits shall be conducted no more than once annually.

8.       ASSIGNMENT

         The rights granted under this User Agreement may not be assigned or transferred to any third party without the express written consent of Oracle Corporation. However, Client may, upon written notice to Oracle, assign all Client's rights and obligations under this User Agreement to a Client Entity, provided that prior to such assignment the Client Entity agrees in writing to be bound by the terms of this User Agreement and the Agreement.

9.       ADDITIONAL PROGRAMS

9.1 During the User Agreement Term, Client may order, for installation in the United States, production release versions of all Programs available in production release and listed in Oracle's U.S. Price List in effect when such Programs are ordered, except those Programs designated by Oracle as Manufacturing Programs. The license fee for such Programs shall be at a discount of ***** * off Oracle's standard list license fees as listed in Oracle's U.S. Price List in effect when such Programs are ordered, plus applicable sales tax. Such license fees shall be due and payable on Client's written election of the option provided hereunder. This payment obligation is noncancelable and the sum paid is nonrefundable except as provided in the Agreement. During the User Agreement Term, Client may purchase annual Basic Technical Support for the Programs licensed under this Section 9.1 payable in advance for an annual Basic Technical Support fee of ***** of the discounted Program license fees paid to Oracle for the Programs. After the User Agreement Term, Client may obtain Technical Support services from Oracle for such Programs under Oracle's Technical Support fees and policies in effect when such services are ordered, but in any event in accordance with the Agreement. Programs acquired under this Section 9.1 shall not become part of any Program Set or be a Licensed Program (as defined in Section 1.1 above) under this User Agreement.

         Client acknowledges that the Programs specified in this Section 9 above may not be currently available and may not become available during the User Agreement Term. Client agrees that it has not relied on the availability of such Programs in executing this User Agreement and further agrees that the availability of these Programs will not affect Client's payment obligations under this User Agreement. Oracle is under no obligation to make available any Programs or Program/Hardware combinations that are not currently available.

10.      TRAINING

         In consideration for the payment to Oracle of ***** within ***** of the Effective Date, Client shall receive ***** Oracle standard Training Units which are valid for ***** from the Effective Date of this User Agreement to be used as provided under the Price List in effect as of the Effective Date. When the ***** Training Units have expired or been used up, Client may, during the remainder of the User Agreement Term, purchase additional Training Units at a discount of ***** off list price, and to be used as provided in the Price List in effect when the Training Units are ordered. Each Training Unit may be used to acquire one (1) day of instruction, excluding Client's expenses, for one (1) Client employee at an Oracle Education Center in the United States.

11.      Documentation

         During the User Agreement Term, Client shall have the option, to receive the annual copying rights stated in this Section for the fees stated in this Section. In consideration for the payment to Oracle of ***** * Oracle shall deliver to Client Location one (1) copy of copy-ready documentation for each of the Licensed Programs licensed herein. Client shall have the right to make ***** copies of such documentation for a period of ***** beginning on the date Client exercises this option. During the same year, Client shall also have the right to make ***** copies of any updates to such documentation released by Oracle before the end of that year. Such updates shall be shipped to Client in copy-ready form. Documentation copied under this Section may only be used with the Licensed Programs licensed under this User Agreement. This payment shall be due and payable on the date Client exercises this option. This payment obligation is noncancelable and the sum paid is nonrefundable, except as provided in the Agreement. Thereafter, Client may renew the annual right to make ***** copies of documentation at Oracle's standard fees in effect when Client exercises the renewal option.

12.      CONFIDENTIALITY

         Client and Oracle agree that the pricing and terms of this User Agreement shall be considered as Confidential Information under the Agreement.

13.      CONFLICT

         In the event of conflict between this User Agreement and the Agreement, this User Agreement will control.

14.      SURVIVAL

         Sections 1.2, 1.3, 1.5, 1.6, 3, the first paragraph of 4, 5, 6.2, 7, 8,
         12, 13, and 14 shall survive expiration of this User Agreement.

15.      Pricing Warranty

         During the term of this User Agreement, Oracle shall provide Client Entities with the relevant percentages of discount stated in this User Agreement for future procurements of Programs or Services in the United States. In the event that Client Entity orders Programs or Services for which Oracle ***** during the User Agreement Term, Oracle will provide ***** * to Client Entities during the User Agreement Term. ***** The term ***** shall not include any entity where it is acting as a third party re-seller or where the entity is a federal, state or local government or is an educational institution or a charitable organization. This Section states Oracle's sole liability and Client Entities' exclusive remedy for this obligation.


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* *****Confidential Treatment has been requested for the redacted portions.
The confidential redacted portions have been filed with the Securities and Exchange Commission.


The Effective Date of this User Agreement is November 30, 1993.

THE NASDAQ STOCK MARKET, INC.         ORACLE CORPORATION

By:                                   By:
         ------------------------               -----------------------------

Name:                                 Name:
         ------------------------               -----------------------------

Title:                                Title:
         ------------------------               -----------------------------

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* ***** Confidential Treatment has been requested for the redacted portions. The confidential redacted portions have been filed with the Securities and Exchange Commission.